THE SWISS HELVETIA FUND, INC. ANNOUNCES TERMS OF RIGHTS OFFERING AND
DECLARES LONG TERM CAPITAL GAIN DISTRIBUTION

Press Release – For Immediate Release

New York, New York—May 8, 2007

The Swiss Helvetia Fund, Inc. (NYSE: SWZ) announced today that its Board of Directors has approved the terms of a transferable rights offering of additional common stock of the Fund (the “Offer”).

The Fund will issue to stockholders of record as of May 24, 2007 (the “Record Date”), one transferable right for each whole share of common stock held. The rights will entitle holders to subscribe for additional shares of the Fund’s common stock at a discounted price. Holders will be able to purchase one share of common stock for every three rights held. Record Date stockholders who receive less than three rights will be entitled to purchase one share. The Fund will announce at a future date when it expects trading of rights to commence. The rights will be transferable and are expected to be admitted for trading on the New York Stock Exchange (“NYSE”) under the ticker symbol “SWZ.RT.” The ex-rights date for the Offer will be determined by the NYSE pursuant to its normal procedures and the Fund will issue a press release to notify stockholders of when the rights have been admitted for trading and of the ex-rights date once these dates have been determined by the NYSE. The Offer will be made only by means of a prospectus to be distributed to Record Date stockholders on or about May 24, 2007.

Important Dates:

Record Date Expiration Date	May 24, 2007 June 22, 2007

The subscription price (the “Subscription Price”) will not be determined until the expiration of the Offer, June 22, 2007, unless extended (the “Expiration Date”). The Subscription Price will be determined based upon a formula equal to 92.5% of the average of the last reported sale prices of a share of the Fund’s common stock on the NYSE on the Expiration Date and the four preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 75% of the net asset value per share of the Fund’s common stock on the Expiration Date, then the Subscription Price will be 75% of the net asset value per share on that day. Note that the Fund, as required by the Securities and Exchange Commission’s registration form, will suspend the Offer until the Fund amends its prospectus (or will terminate the Offer) if, subsequent to the effective date of its prospectus, the Fund’s net asset value per share declines more than 10% from its net asset value per share as of that date.

Record Date stockholders who exercise all rights issued to them will be entitled to subscribe for additional shares at the Subscription Price pursuant to an over-subscription privilege. If sufficient shares are not available to honor all over-subscription requests, available shares will be allocated pro-rata among those who over-subscribe, based on the number of rights issued to them by the Fund on the Record Date.

UBS Investment Bank has been selected by the Fund to act as Dealer Manager for the Offer.

Stockholders who have questions regarding the offer should contact the Information Agent for the Offer, Georgeson, Inc., at 1-800-561-3947.

The Fund also announced today that its Board of Directors has approved the declaration of a long-term capital gain distribution in the amount of $0.527 per share. The distribution will be paid on May 29, 2007 to stockholders of record on May 17, 2007. The shares will trade “ex-dividend” on May 15, 2007. Shares issued pursuant to the Offer will not be eligible to receive the distribution.

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The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end management investment company seeking long-term capital appreciation through investment primarily in equity and equity-linked securities of Swiss companies. Its shares are listed on the New York Stock Exchange under the symbol “SWZ.” Because the Fund is non-diversified, it can take larger positions in fewer companies, thereby increasing its overall risk profile. Investments in securities of foreign companies present greater risks including currency fluctuations and changes in political and economic conditions. Foreign securities markets generally exhibit greater price volatility and are less liquid than U.S. markets.

Shares of closed-end investment companies frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Before investing in the Fund, investors should carefully consider the investment objective, strategies, risks, and charges and expenses of the Fund. This information, and other information about the Fund, can be found in the Fund’s prospectus on file with the Securities and Exchange Commission. An investor should carefully read the Fund’s prospectus before investing.

This announcement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. The Offer will be made only by means of a prospectus and only after the registration statement on file with the Securities and Exchange Commission has been declared effective. The final terms of the Offer may be different from those discussed above.

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NOT FDIC/NCUA INSURED      MAY LOSE VALUE          NO BANK GUARANTEE
NOT A DEPOSIT           NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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The Fund is managed by Hottinger Capital Corp. For further information, please contact Rudolf Millisits, Executive Vice President of Hottinger Capital Corp., at 1-888-SWISS-00 or 1-212-332-2760, 1270 Avenue of the Americas, Suite 400, New York, New York, 10020.